Connecticut Water Service, Inc.
2010 Annual Meeting
of Shareholders
May 14, 2010

Forward Looking Statements
Except for the historical statements and
discussions, some statements contained in this
report constitute “forward looking statements”
within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. These forward looking
statements are based on current expectations and
rely on a number of assumptions concerning future
events, and are subject to a number of
uncertainties and other factors, many of which are
outside our control, that could cause actual results
to differ materially from such statements.

2009 Recap
2009 - $59.4M
2008 - $61.3M
2008 - $9.4M
2009 - $1.20
2008 - $1.12
Revenue
Net Income
EPS

Segment Earnings
2006 - 2009
EPS
$0.81
$1.06
$1.12
$1.20

Dividend Growth

Total Return 2005 - 2009

Regulatory Filing
• Filed January 2010
 – Decision expected July 1
 – Requested $19.1 million over 3 years
• Sought to Minimize Customer Impact
 While Addressing Financial Needs
 – Phased-in Increase
 – Aligned Ourselves with Conservation
 Initiatives

Milestones
• Continued Growth Through Acquisitions
 – Regulated - Solved Problems
 – Unregulated - Leveraged Strength
• Capital Remained Available
• Technology Advancements
 – Project Blue Horizon
 – Foundation in Place

2010- A Look Ahead
• Implement New Rates
• Leverage our Technology Investment
• Continue Supporting Customers
• Q1 Earnings
 – Revenue Growth
 – Acquisitions
 – Manage Costs

Connecticut Water Service, Inc.
2010 Annual Meeting
of Shareholders
May 14, 2010

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Our Strategy…

• Deliver High
 Quality Water
• Reliability
• Efficiency
• Responsive &
 Courteous Service
Customer Strategy

• Organized in 1956
• 55 Towns
• Serving 300,000 people
• 225 Employees
Connecticut Water Company

Customers by Class
Residential
90.4%
Commercial
6.4%
Fire Protection
1.9%
Public Authority
0.7%
Industrial
0.5%

 Service Area Profile
• Suburban/Rural
• Median household income
2007 -2008 $65,644
(US $51,233)
• >500 community water
   systems statewide
 – 100 municipal/public authority
 – > 75% serve less than 500 people

• Corporate Responsibility Committee
• Watershed Forest Management Plan
• Water Supply Planning
 – Forecast & Plan supply for next 50 years
• Adopting new technologies
 – Hybrid vehicles, videoconferencing, energy
 efficient pumps
Stewardship

• EPA Partnership Award - 10 Years
• Reminder calls on past due bills
• H2O Assistance Program
• Temporary Rate Reduction
• Personal Service
• Reverse 911 notification system
• World Class Customer Service -
>85% satisfaction 4 years in a row
Customer Service

• Acquisitions
• Service Offerings
Growth Strategy

Infrastructure
• Rate Case Filed in January 2010
 Decision due in July
 Issues -
 • Conservation trends
 • Infrastructure commitments
 • Cover increasing costs of
 pension, health care,
 chemicals

• Infrastructure Investment
 – 5% annual cap
 – 7.5% maximum adjustment
• 1st Surcharge 0.95% (7/09)

Capital Expenditures
* 2010 Projected

• Acquire Water &
Waste Water Systems
• Connecticut
• Atlantic Coast States
• Fair Regulation
• 60 Acquisitions in 20 years

• Jensen Communities - Killingworth & Mansfield
 – 500 homes (55 and over communities)
• Legend Hills - Madison
 – Solves quality issues for condominium
 community and two public schools
 – Equivalent of 120 residential customers
• Hawk’s Nest - Old Lyme
 – Agreement reached (pending DPUC approval)
 – 100 customers
• Home Serve

• Water Supply Agreement - Putnam, CT
 – 10 year agreement
 – Minimum 50,000 gallons per day
 – Maximum 800,000 gallons per day

Utility Services
• 80 client contracts
 – O&M
 – Leak Detection
 – Compliance Reporting
• University of Connecticut

Linebacker®
Service Line Protection
Renewal Rate
>90%
2010
2009
2008
2007
2006
2005

• Leadership is a privilege
• Trust based
• Team & service oriented
• Professionals
• “Satisfied Employees
 Satisfy Customers”
• Employee Satisfaction
 – Executive Compensation Metric
Employee Strategy

Project Blue Horizon
Enterprise Resource Planning
• Planning began October 2008
• “Go-Live” date 3/22/10
• 25% of employees directly involved in
 development
• Browser based interface featuring point and
 click
• Old system outdated - no longer supported

Project Blue Horizon
Enterprise Resource Planning

Shareholder Strategy
• Strong Dividend Yield
• High Earnings Quality
• Strong Balance Sheet

Performance
• Financial Performance
 –  Only publicly traded water utility with positive
 return in 2007, 2008, and 2009

• Dividends
 – Dividend yield 3.8%
 – Paid since 1956
 – 40 years of increasing dividends
 – 2.2% increase in dividend in 2009

 Performance
• High Earnings Quality
 – 90% of Revenues, 77% of Earnings
  from regulated business
• Strong Balance Sheet
 – LTD 5.5% Embedded Cost
 – 47/53 % Debt-Equity ratio
 – Access to Capital Doubled
 – S & P Rating “A”

Performance

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